EXHIBIT 10.2
                                 PROMISSORY NOTE


$50,000.00                                                      August 10, 2001



     FOR VALUE RECEIVED, Alliance Environmental Technologies, Inc., a New York corporation, having its principal place of business at Brown Place and 132nd Street, P.O. Box 541309, Bronx, New York and James Solano, residing at 421 North Long Beach Road, Rockville Centre, New York 10454 (collectively referred to as "Maker") hereby agrees to pay to the order of SEBE management Corp. Profit Sharing Plan, having its principal place of business at 369 Lexington Avenue, New York, New York 10017 (sometimes herein referred to as "Noteholder") or to its order, at the address listed above (or at the option of Noteholder, at such other place as Noteholder shall designate in writing) in currency which at the time of the payment is legal tender for public and private debts in the United States, the principal sum of Fifty Thousand ($50,000.00) Dollars ("Principal") with interest thereon to be computed from the date hereof, at the rate of Twelve and one-half (12.5%) percent per annum.

     1. Payment: The entire principal balance together with accrued and unpaid interest shall be due and payable in full on November 13, 2001.

     2. Prepayment: The indebtedness evidenced hereby may be prepaid in whole or in part at any time without penalty with interest to date of payment.

     3. Late Charge: If the payment of interest is not paid within five (5) days of when due, Maker shall pay a late charge of three (3%) percent per annum of the delinquent amount, subject to the maximum such charge permissible under any controlling or applicable law, order, rule or regulation.

     4. Default: It is expressly understood and agreed that: (i) if Maker fails to pay the principal and interest on the Maturity Date; or (ii) if Maker files any petition in bankruptcy or such a petition is filed against Maker which is not discharged within thirty (30) days; or (iii) application is filed for appointment of a receiver of the assets of Maker; or (iv) if Maker makes a general assignment for the benefit of creditors, then upon any one or more of such events, the entire unpaid principal balance, together with accrued and unpaid interest thereon, shall, at the option of Noteholder, become immediately due and payable.

     5. Security. This Note is secured by the Maker assigning the 16,667 shares of stock in Alliance Environmental Technologies, Inc. to Noteholder pursuant to the provisions of a Pledge and Escrow Agreement of even date herewith between Maker, Noteholder and Ross & Cohen, LLP.

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     6. Default Rate of Interest: In the event that the entire unpaid principal balance, together with accrued and unpaid interest thereon is not paid on the Maturity Date or the earlier due date, as a result of the acceleration thereof, then from and after such date interest shall accrue on the remaining unpaid principal balance at the rate of twenty four (24%) percent per annum.

     7. Acceleration: The failure of Noteholder to exercise its option to accelerate following a default hereunder or the acceptance by Noteholder of partial payments or partial performance shall not constitute a waiver of any such default, but such options shall remain continuously in force unless waived, in writing, by Noteholder. Acceleration, once claimed by Noteholder hereunder, may, at Noteholder's option, be rescinded by written acknowledgment to that effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration. The remedies of Noteholder shall be cumulative and concurrent and may be pursued singly, successively or together, at Noteholder's discretion, and may be exercised as often as occasion therefore shall arise.

     8. Waiver: Maker hereby waives demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest, or any other notice whatsoever.

     9. Severability: In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     10. Maximum Legal Rate: It is not intended hereby that the late charge and interest be construed as interest at a rate in excess of the maximum legal rate of interest permitted to be charged makers under the laws of the State of New York; if, nevertheless, a late charge and interest in excess of such maximum legal rate shall be charged or paid hereunder, then the rate imposed hereunder shall be reduced to such maximum legal rate, and if the Noteholder shall ever receive as late charge or interest in an amount which would exceed the highest lawful rate, such amount which would be deemed excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of any late charge or interest or at the Noteholder's sole option, such amount shall be returned to Maker.

     11. No Defenses/Offsets: Maker hereby certifies that there are no defenses or offsets to this Note which is fully binding and enforceable against Maker. All payments due and payable hereunder shall be due and payable by the Maker without any right whatsoever of set off, deduction, or counterclaim whatsoever.

     12. Modification: This Note may not be modified, amended or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such modification, amendment, waiver or termination is sought.

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     13. Governing Law: This Note shall be construed, interpreted, and enforced according to, and governed by, the laws of the State of New York.

     14. Notices: Any notice to Maker shall be given by mailing such notice, certified mail, return receipt requested, addressed to Maker at the following address:

                  Alliance Environmental Technologies, Inc.
                  P.O. Box 541309
                  Brown Place and 132nd Street
                  Bronx, New York 10459

                  With a copy to:

                  Bruce Caputo, Esq.
                  Rockefeller Center, Suite 1817
                  1270 Avenue of the Americas
                  New York, New York 10020-1701

or to such other address as Maker may designate by written notice to Noteholder.

     Any notice to Noteholder shall be given by mailing such notice by certified mail, return receipt requested, addressed to Noteholder at the following address:

                  SEBE Management Corp. Profit Sharing Plan
                  c/o Bernard Ettinger
                  30 Fairway Drive
                  Manhasset, New York 11030

                  With a copy to:

                  Ross & Cohen, LLP
                  711 Third Avenue
                  New York, New York 10017
                  Attn.:   Joseph A. Mascia, Esq.

or to such other address as Noteholder may designate by written notice to the Maker.

     15. Waiver of Trial by Jury: Maker hereby waives trial by jury in any action, proceeding, or counterclaim brought either by or against Maker in connection with any matter in any way arising from, relating to, or connected with this Note.

     16. Service of Process: Maker hereby consents to process being served in any suit, action or proceeding in connection with this Note by serving a copy thereof by prepaid registered

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or certified mail, return receipt requested, addressed to Maker at the address set forth in paragraph 14 above. Maker hereby irrevocably waives, to the fullest extent permitted by applicable law, all claim of error or insufficiency by reason of any such service of process pursuant to the terms hereof and agrees that such service shall be deemed in every respect to be effective service of process on Maker.

     17. Time of Essence: Time shall be of the essence for the timely payment of all amounts hereunder by Maker.

     18. Miscellaneous:

          (i) This Note shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representations, successors and assigns.

          (ii) Maker acknowledges that this Note is an instrument for the payment of money only as set forth in New York Civil Practice Law and Rules
     Section 3213.

          19. Attorney's Fees: In the event it shall become necessary for Noteholder to employ counsel to enforce Maker's obligations under this Note or any part thereof, Maker agrees to pay Noteholder's reasonable attorney's fees in connection therewith, or on appeal or in bankruptcy proceedings, and all other costs and expenses reasonably connected therewith.

          IN WITNESS WHEREOF, Maker has executed this Note on the date and year first hereinabove written.

                                   ALLIANCE ENVIRONMENTAL
                                   TECHNOLOGIES, INC.


                                   By: /s/ James Solano
                                       ---------------------------------
                                       James Solano, President


                                       /s/James Solano
                                       ---------------------------------
                                       James Solano

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State of New York          )
                           )ss.:
County of New York         )


     On this 10th day of August in the year 2001, before me, the undersigned, personally appeared James Solano, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.



                                           ------------------------------
                                                   Notary Public


State of New York          )
                           )ss.:
County of New York         )


     On this 10th day of August in the year 2001, before me, the undersigned, personally appeared James Solano, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.


                                           ------------------------------
                                                   Notary Public

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